Exhibit 99.1

                  Bank of Hawaii Corporation First Quarter 2021 Financial Results

•	Diluted Earnings Per Share $1.50
•	Net Income $59.9 Million
•	Board of Directors Declares Dividend of $0.67 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (April 26, 2021) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.50 for the first quarter of 2021, compared with diluted earnings per share of $1.06 in the previous quarter and $0.87 in the same quarter last year.  Net income for the first quarter of 2021 was $59.9 million compared with net income of $42.3 million in the fourth quarter of 2020 and $34.7 million in the first quarter of 2020.

“We are pleased with our financial performance during the first quarter of 2021," said Peter Ho, Chairman, President, and CEO.  “Our balance sheet remains strong with deposit balances and total assets reaching new record highs, solid asset quality, and high levels of liquidity and capital.”

The return on average assets for the first quarter of 2021 was 1.15 percent compared with 0.83 percent during the previous quarter and 0.77 percent in the same quarter last year.  The return on average equity for the first quarter of 2021 was 17.65 percent compared with 12.26 percent during the previous quarter and 10.64 percent in the same quarter last year.

Financial Highlights

Net interest income, on a taxable-equivalent basis, for the first quarter of 2021 was $120.8 million, an increase of $1.0 million from $119.8 million in the fourth quarter of 2020 and down $5.5 million from $126.3 million in the first quarter of 2020.  The net interest margin was 2.43 percent in the first quarter of 2021, a decrease of 5 basis points from 2.48 percent the previous quarter and 53 basis points from 2.96 percent in the same quarter last year.   Net interest income in the fourth quarter of 2020 included a charge of $3.0 million related to an impairment in the residual value of a leveraged lease which had a negative impact of 6 basis points on the net interest margin.  The decrease in the net interest margin is largely due to higher levels of liquidity from continued strong deposit growth and lower interest rates.  Analyses of changes in net interest income are included in Tables 8a and 8b.

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Bank of Hawaii Corporation First Quarter 2021 Financial Results	Page 2

Results for the first quarter of 2021 included a negative provision for credit losses of $14.3 million compared with a provision for credit losses of $15.2 million in the previous quarter and $33.6 million in the same quarter last year.

Noninterest income was $43.0 million in the first quarter of 2021 compared with noninterest income of $45.3 million in the fourth quarter of 2020 and $46.1 million in the first quarter of 2020.  The decrease in noninterest income during the first quarter of 2021 compared with the prior quarter is largely due to a decrease in customer derivative program and mortgage banking income.  The decrease in noninterest income compared to the first quarter of 2020 is largely due to a decrease in customer derivative program income and lower service charges on deposit accounts.

Noninterest expense was $98.9 million in the first quarter of 2021 compared with noninterest expense of $98.7 million in the fourth quarter of 2020 and $96.3 million in the first quarter of 2020.  Noninterest expense in the first quarter of 2021 included seasonal payroll expenses of approximately $2.1 million, charges related to the rollout of contactless cards of $1.9 million, and separation expenses of $1.8 million.  Noninterest expense in the first quarter of 2021 also included the restoration of corporate incentives that were eliminated in the first quarter of 2020.   Noninterest expense in the fourth quarter of 2020 included $6.1 million in charges related to the decision to permanently close twelve branches and reduce the current number of cash-only ATMs.  Noninterest expense in the fourth quarter of 2020 also included a charge of $0.8 million related to the true-up of amortization on an investment.  Noninterest expense in the first quarter of 2020 included seasonal payroll expenses of approximately $3.1 million and separation expenses of $4.7 million that were partially offset by the elimination of corporate incentive accruals. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The efficiency ratio during the first quarter of 2021 was 60.45 percent compared with 59.88 percent in the previous quarter and 55.96 percent during the same quarter last year.

The effective tax rate for the first quarter of 2021 was 24.09 percent compared with 16.87 percent in the previous quarter and 17.68 percent during the same quarter in 2020.  The increase in the effective tax rate for the first quarter of 2021 was primarily due to higher pretax book income in the first quarter of 2021.  The fourth quarter of 2020 included a return to provision adjustment of $1.6 million.  There were no significant items impacting the tax rate during the first quarter of 2020.

The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other.  Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information is included in Tables 13.

Asset Quality

The Company’s overall asset quality remained stable during the first quarter of 2021.  Total non-performing assets were $17.9 million at March 31, 2021, down from $18.5 million at December 31, 2020 and from $20.6 million at March 31, 2020.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.15 percent at the end of the first quarter of 2021, compared with 0.15 percent at the end of the fourth quarter of 2020 and 0.18 percent at the end of the first quarter of 2020.

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Bank of Hawaii Corporation First Quarter 2021 Financial Results	Page 3

Accruing loans and leases past due 90 days or more were $10.4 million at March 31, 2021 compared with $10.5 million at December 31, 2020 and $8.5 million at March 31, 2020.  Restructured loans on accrual status and not past due 90 days or more were $74.2 million at March 31, 2021 compared with $68.1 million at December 31, 2020 and $61.4 million at March 31, 2020.   More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loan and lease charge-offs during the first quarter of 2021 were $2.9 million or 0.10 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $6.3 million partially offset by recoveries of $3.4 million.  Net charge-offs during the fourth quarter of 2020 were a net recovery of $0.3 million and were comprised of charge-offs of $3.2 million fully offset by recoveries of $3.5 million.  Net charge-offs during the first quarter of 2020 were $3.7 million or 0.14 percent annualized of total average loans and leases outstanding and were comprised of $7.2 million of charge-offs partially offset by recoveries of $3.4 million.

The allowance for credit losses on loans and leases was $198.3 million at March 31, 2021, a decrease from $216.3 million at December 31, 2020 and an increase from $138.2 million at March 31, 2020.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.63 percent at March 31, 2021, down from 1.81 percent at December 31, 2020 and up from 1.22 percent at March 31, 2020.  The reserve for unfunded commitments was $3.0 million at March 31, 2021, a slight increase from $2.4 million at the end of the prior quarter and down from $3.3 million at the end of the same quarter in 2020.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets increased to a new record of $21.9 billion at March 31, 2021, compared with total assets of $20.6 billion at December 31, 2020 and $18.5 billion at March 31, 2020.   Average total assets were $21.2 billion during the first quarter of 2021, an increase from $20.4 billion during the fourth quarter of 2020 and $18.2 billion in the first quarter of 2020.

The investment securities portfolio was $7.5 billion at March 31, 2021, up from $7.1 billion at December 31, 2020 and from $5.7 billion at March 31, 2020 due to growth in deposits that continued to outpace loan growth.  The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $4.0 billion in securities available-for-sale and $3.5 billion in securities held-to-maturity at March 31, 2021.  The securities portfolio at December 31, 2020 included $3.8 billion in securities available-for-sale and $3.3 billion in securities held-to-maturity.  The securities portfolio at March 31, 2020 included $2.7 billion in securities available-for-sale and $3.0 billion in securities held-to-maturity.

Total loans and leases were $12.1 billion at March 31, 2021, an increase of 1.7 percent from total loans and leases of $11.9 billion at December 31, 2020 and up 6.9 percent from $11.4 billion at March 31, 2020.  Average total loans and leases were $12.0 billion during the first quarter of 2021, an increase from average total loans and leases of $11.8 billion during the fourth quarter of 2020 and $11.1 billion during the first quarter of 2020.

The commercial loan portfolio was $5.3 billion at the end of March 31, 2021, an increase of $158.7 million or 3.1 percent from $5.1 billion at the end of the fourth quarter of 2020 and up $728.8 million or 16.1 percent from $4.5 billion at the end of the first quarter of 2020.  Consumer loans were $6.9 billion at March 31, 2021, an increase of $42.0 million or 0.6 percent from $6.8 billion at the end of the fourth quarter of 2020 and up $59.1 million or 0.9 percent from $6.8 billion at the end of the first quarter of 2020.  Loan and lease portfolio balances are summarized in Table 10.

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Bank of Hawaii Corporation First Quarter 2021 Financial Results	Page 4

Total deposits were $19.6 billion at March 31, 2021, an increase of 7.4 percent from total deposits of $18.2 billion at December 31, 2020 and up 21.8 percent from total deposits of $16.1 billion at March 31, 2020.  Average total deposits were $18.7 billion during the first quarter of 2021, an increase from $17.8 billion during the fourth quarter of 2020 and from $15.8 billion during first quarter of 2020.

Consumer deposits were $9.7 billion at March 31, 2021, an increase of $399.0 million or 4.3 percent from $9.3 billion at the end of the fourth quarter of 2020 and an increase of $1.5 billion or 17.5 percent from $8.3 billion at the end of the first quarter of 2020.  Commercial deposits were $8.2 billion at March 31, 2021, an increase of $938.3 million or 12.8 percent from $7.3 billion at the end of the fourth quarter of 2020 and an increase of $1.9 billion or 29.6 percent from $6.4 billion at the end of the first quarter of 2020.  Other deposits, including public funds, were $1.6 billion at March 31, 2021, an increase of $7.8 million or 0.5 percent from $1.6 billion at the end of the fourth quarter of 2020 and an increase of $166.5 million or 11.9 percent from $1.4 billion at the end of the first quarter of 2020.  Deposit balances are summarized in Tables 7 and 10.

Total shareholders’ equity was $1.4 billion at March 31, 2021, a decrease of $14.3 million from December 31, 2020, and an increase of $32.3 million from March 31, 2020.  In the first quarter of 2021 there were no repurchases under the share repurchase program.  The Tier 1 Capital Ratio was 12.35 percent at March 31, 2021 compared with 12.06 percent at December 31, 2020 and 11.81 percent at March 31, 2020.  The Tier 1 Leverage Ratio at March 31, 2021 was 6.61 percent compared with 6.71 percent at December 31, 2020 and 7.12 percent at March 30, 2020. The decrease in the Tier 1 Leverage ratio is due to balance sheet growth related to the significant increase in customer deposits.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares.  The dividend will be payable on June 14, 2021 to shareholders of record at the close of business on May 28, 2021.

Conference Call Information

The Company will review its first quarter financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The webcast link is https://edge.media-server.com/mmc/p/xbnzsss3. The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, April 26, 2021. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 8037629 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

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Bank of Hawaii Corporation First Quarter 2021 Financial Results	Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights			Table 1
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020
For the Period:
Operating Results
Net Interest Income	$120,569	$119,499	$125,966
Provision for Credit Losses	(14,300)	15,200	33,600
Total Noninterest Income	42,970	45,258	46,149
Total Noninterest Expense	98,865	98,654	96,312
Net Income	59,949	42,314	34,742
Basic Earnings Per Share	1.51	1.06	0.88
Diluted Earnings Per Share	1.50	1.06	0.87
Dividends Declared Per Share	0.67	0.67	0.67

Performance Ratios
Return on Average Assets	1.15%	0.83%	0.77%
Return on Average Shareholders' Equity	17.65	12.26	10.64
Efficiency Ratio [1]	60.45	59.88	55.96
Net Interest Margin [2]	2.43	2.48	2.96
Dividend Payout Ratio [3]	44.37	63.21	76.14
Average Shareholders' Equity to Average Assets	6.51	6.74	7.21

Average Balances
Average Loans and Leases	$11,952,587	$11,835,929	$11,060,707
Average Assets	21,150,670	20,382,633	18,222,602
Average Deposits	18,665,222	17,819,116	15,817,745
Average Shareholders' Equity	1,377,272	1,372,971	1,313,848

Per Share of Common Stock
Book Value	$33.67	$34.26	$33.20
Tangible Book Value	32.89	33.47	32.41
Market Value
Closing	89.49	76.62	54.91
High	99.10	80.38	95.53
Low	75.65	49.25	46.70

	March 31,	December 31,	March 31,
	2021	2020	2020
As of Period End:
Balance Sheet Totals
Loans and Leases	$12,140,703	$11,940,020	$11,352,780
Total Assets	21,947,271	20,603,651	18,542,233
Total Deposits	19,556,651	18,211,621	16,055,361
Other Debt	60,459	60,481	60,545
Total Shareholders' Equity	1,360,221	1,374,507	1,327,929

Asset Quality
Non-Performing Assets	$17,883	$18,481	$20,604
Allowance for Credit Losses	198,343	216,252	138,150
Allowance to Loans and Leases Outstanding	1.63%	1.81%	1.22%

Capital Ratios [4]
Common Equity Tier 1 Capital Ratio	12.35%	12.06%	11.81%
Tier 1 Capital Ratio	12.35	12.06	11.81
Total Capital Ratio	13.61	13.31	13.06
Tier 1 Leverage Ratio	6.61	6.71	7.12
Total Shareholders' Equity to Total Assets	6.20	6.67	7.16
Tangible Common Equity to Tangible Assets [5]	6.06	6.53	7.00
Tangible Common Equity to Risk-Weighted Assets [5]	11.78	11.89	11.85

Non-Financial Data
Full-Time Equivalent Employees	2,058	2,022	2,094
Branches	63	65	67
ATMs	361	357	382

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

[4]  Regulatory capital ratios as of March 31, 2021 are preliminary.  CET 1 / Tier 1 Capital Ratios revised from 11.85%, Total Capital Ratio revised from 13.10%, and Tier 1 Leverage Ratio revised from 7.14% as of March 31, 2020.

[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020

Total Shareholders' Equity	$1,360,221	$1,374,507	$1,327,929
Less: Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,328,704	$1,342,990	$1,296,412

Total Assets	$21,947,271	$20,603,651	$18,542,233
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$21,915,754	$20,572,134	$18,510,716

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements	$11,275,565	$11,295,077	$10,944,260

Total Shareholders' Equity to Total Assets	6.20%	6.67%	7.16%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.06%	6.53%	7.00%

Tier 1 Capital Ratio	12.35%	12.06%	11.81%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	11.78%	11.89%	11.85%

Note:   Risk-Weighted Assets and Regulatory capital ratios as of March 31, 2021 are preliminary.  Risk-Weighted Assets revised from $10,941,909 and Tier 1 Capital Ratio revised from 11.85% as of March 31, 2020.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income			Table 3
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020
Interest Income
Interest and Fees on Loans and Leases	$99,299	$98,471	$108,210
Income on Investment Securities
Available-for-Sale	15,837	15,449	16,711
Held-to-Maturity	13,300	14,113	19,252
Deposits	7	1	9
Funds Sold	137	115	546
Other	185	167	218
Total Interest Income	128,765	128,316	144,946
Interest Expense
Deposits	4,329	4,861	14,260
Securities Sold Under Agreements to Repurchase	3,533	3,614	4,025
Funds Purchased	1	5	72
Short-Term Borrowings	-	-	39
Other Debt	333	337	584
Total Interest Expense	8,196	8,817	18,980
Net Interest Income	120,569	119,499	125,966
Provision for Credit Losses	(14,300)	15,200	33,600
Net Interest Income After Provision for Credit Losses	134,869	104,299	92,366
Noninterest Income
Trust and Asset Management	11,278	11,239	10,915
Mortgage Banking	5,862	6,851	2,695
Service Charges on Deposit Accounts	6,128	6,335	7,451
Fees, Exchange, and Other Service Charges	13,607	12,143	13,200
Investment Securities Gains (Losses), Net	(1,203)	(1,193)	(970)
Annuity and Insurance	702	670	928
Bank-Owned Life Insurance	1,917	2,353	1,580
Other	4,679	6,860	10,350
Total Noninterest Income	42,970	45,258	46,149
Noninterest Expense
Salaries and Benefits	56,251	50,200	54,463
Net Occupancy	9,090	14,536	8,955
Net Equipment	8,878	9,574	8,456
Data Processing	6,322	4,604	4,788
Professional Fees	3,406	3,174	3,208
FDIC Insurance	1,654	1,484	1,456
Other	13,264	15,082	14,986
Total Noninterest Expense	98,865	98,654	96,312
Income Before Provision for Income Taxes	78,974	50,903	42,203
Provision for Income Taxes	19,025	8,589	7,461
Net Income	$59,949	$42,314	$34,742
Basic Earnings Per Share	$1.51	$1.06	$0.88
Diluted Earnings Per Share	$1.50	$1.06	$0.87
Dividends Declared Per Share	$0.67	$0.67	$0.67
Basic Weighted Average Shares	39,827,590	39,773,851	39,681,611
Diluted Weighted Average Shares	40,071,477	39,963,736	39,916,986

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income			Table 4
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Net Income	$59,949	$42,314	$34,742
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(50,050)	(961)	41,559
Defined Benefit Plans	441	(5,616)	374
Other Comprehensive Income (Loss)	(49,609)	(6,577)	41,933
Comprehensive Income	$10,340	$35,737	$76,675

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Assets
Interest-Bearing Deposits in Other Banks	$4,506	$1,646	$6,346
Funds Sold	1,101,631	333,022	96,898
Investment Securities
Available-for-Sale	4,024,763	3,791,689	2,681,049
Held-to-Maturity (Fair Value of $3,477,346; $3,348,693; and $3,104,020)	3,464,360	3,262,727	3,004,139
Loans Held for Sale	18,320	82,565	20,789
Loans and Leases	12,140,703	11,940,020	11,352,780
Allowance for Credit Losses	(198,343)	(216,252)	(138,150)
Net Loans and Leases	11,942,360	11,723,768	11,214,630
Total Earning Assets	20,555,940	19,195,417	17,023,851
Cash and Due from Banks	286,717	279,420	453,465
Premises and Equipment, Net	198,107	199,695	196,228
Operating Lease Right-of-Use Assets	97,750	99,542	98,695
Accrued Interest Receivable	47,917	49,303	46,996
Foreclosed Real Estate	2,332	2,332	2,506
Mortgage Servicing Rights	22,320	19,652	22,537
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	291,764	291,480	289,536
Other Assets	412,907	435,293	376,902
Total Assets	$21,947,271	$20,603,651	$18,542,233

Liabilities
Deposits
Noninterest-Bearing Demand	$6,227,436	$5,749,612	$4,378,918
Interest-Bearing Demand	4,379,243	4,040,733	3,261,101
Savings	7,474,580	6,759,213	6,670,530
Time	1,475,392	1,662,063	1,744,812
Total Deposits	19,556,651	18,211,621	16,055,361
Funds Purchased	-	-	75,000
Short-Term Borrowings	-	-	75,000
Securities Sold Under Agreements to Repurchase	600,490	600,590	603,206
Other Debt	60,459	60,481	60,545
Operating Lease Liabilities	105,820	107,412	106,180
Retirement Benefits Payable	50,687	51,197	44,124
Accrued Interest Payable	4,109	5,117	7,932
Taxes Payable and Deferred Taxes	15,599	2,463	32,793
Other Liabilities	193,235	190,263	154,163
Total Liabilities	20,587,050	19,229,144	17,214,304
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: March 31, 2021 - 58,553,365 / 40,394,234;
December 31, 2020 - 58,285,624 / 40,119,312;
and March 31, 2020 - 58,251,725 / 39,996,510)	580	580	579
Capital Surplus	594,804	591,360	584,392
Accumulated Other Comprehensive Income (Loss)	(41,787)	7,822	10,821
Retained Earnings	1,844,057	1,811,979	1,773,607
Treasury Stock, at Cost (Shares: March 31, 2021 - 18,159,131;
December 31, 2020 - 18,166,312; and March 31, 2020 - 18,255,215)	(1,037,433)	(1,037,234)	(1,041,470)
Total Shareholders' Equity	1,360,221	1,374,507	1,327,929
Total Liabilities and Shareholders' Equity	$21,947,271	$20,603,651	$18,542,233

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
	Common			hensive
	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2020	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	59,949	-	59,949
Other Comprehensive Loss	-	-	-	(49,609)	-	-	(49,609)
Share-Based Compensation	-	-	2,780	-	-	-	2,780
Common Stock Issued under Purchase and Equity
Compensation Plans	310,905	-	664	-	(845)	2,990	2,809
Common Stock Repurchased	(35,983)	-	-	-	-	(3,189)	(3,189)
Cash Dividends Declared ($0.67 per share)	-	-	-	-	(27,026)	-	(27,026)
Balance as of March 31, 2021	40,394,234	$580	$594,804	$(41,787)	$1,844,057	$(1,037,433)	$1,360,221

Balance as of December 31, 2019	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	-	-	-	-	34,742	-	34,742
Other Comprehensive Income	-	-	-	41,933	-	-	41,933
Cumulative Change in Accounting Principle	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	1,497	-	-	-	1,497
Common Stock Issued under Purchase and Equity
Compensation Plans	154,091	-	329	-	653	2,779	3,761
Common Stock Repurchased	(197,276)	-	-	-	-	(17,633)	(17,633)
Cash Dividends Declared ($0.67 per share)	-	-	-	-	(26,835)	-	(26,835)
Balance as of March 31, 2020	39,996,510	$579	$584,392	$10,821	$1,773,607	$(1,041,470)	$1,327,929

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2021			December 31, 2020			March 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.2	$-	0.93%	$2.2	$-	0.16%	$1.4	$-	2.36%
Funds Sold	550.6	0.1	0.10	451.6	0.1	0.10	152.8	0.6	1.41
Investment Securities
Available-for-Sale
Taxable	4,007.9	15.8	1.57	3,605.8	15.3	1.69	2,702.4	16.4	2.43
Non-Taxable	12.3	0.1	4.27	20.2	0.2	4.33	32.4	0.4	4.40
Held-to-Maturity
Taxable	3,385.8	13.1	1.55	3,246.7	13.9	1.71	3,036.2	18.9	2.50
Non-Taxable	38.1	0.2	2.55	47.1	0.3	2.66	54.7	0.4	2.67
Total Investment Securities	7,444.1	29.2	1.57	6,919.8	29.7	1.71	5,825.7	36.1	2.48
Loans Held for Sale	26.2	0.2	2.76	15.1	0.1	2.98	23.2	0.2	3.54
Loans and Leases [1]
Commercial and Industrial	1,904.5	14.3	3.05	1,897.4	14.0	2.95	1,409.3	13.2	3.77
Commercial Mortgage	2,846.0	21.3	3.04	2,768.0	21.7	3.12	2,549.4	25.1	3.96
Construction	264.1	2.3	3.48	257.4	2.3	3.62	213.2	2.5	4.65
Commercial Lease Financing	106.4	0.4	1.43	112.2	(2.5)	(9.07)	111.4	0.5	1.95
Residential Mortgage	4,146.6	35.9	3.46	4,089.7	36.4	3.57	3,895.4	36.9	3.79
Home Equity	1,594.1	12.6	3.20	1,600.9	13.2	3.28	1,680.2	15.2	3.64
Automobile	708.3	6.1	3.51	706.1	6.4	3.59	721.0	6.4	3.56
Other [2]	382.6	6.4	6.75	404.2	7.0	6.85	480.8	8.4	7.06
Total Loans and Leases	11,952.6	99.3	3.35	11,835.9	98.5	3.32	11,060.7	108.2	3.93
Other	33.4	0.2	2.21	33.3	0.2	2.01	34.3	0.2	2.54
Total Earning Assets [3]	20,010.1	129.0	2.60	19,257.9	128.6	2.66	17,098.1	145.3	3.41
Cash and Due from Banks	270.7			240.4			278.8
Other Assets	869.9			884.3			845.7
Total Assets	$21,150.7			$20,382.6			$18,222.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,186.4	0.6	0.06	$3,899.5	0.6	0.06	$3,110.0	1.0	0.12
Savings	7,016.6	1.5	0.09	6,728.8	1.4	0.08	6,502.4	7.1	0.44
Time	1,630.0	2.2	0.56	1,696.0	2.9	0.68	1,743.0	6.2	1.43
Total Interest-Bearing Deposits	12,833.0	4.3	0.14	12,324.3	4.9	0.16	11,355.4	14.3	0.51
Short-Term Borrowings	2.4	-	0.09	19.2	-	0.10	57.8	0.1	0.76
Securities Sold Under Agreements to Repurchase	600.5	3.6	2.35	600.9	3.6	2.35	604.1	4.0	2.64
Other Debt	60.5	0.3	2.22	60.5	0.3	2.22	66.9	0.6	3.51
Total Interest-Bearing Liabilities	13,496.4	8.2	0.24	13,004.9	8.8	0.27	12,084.2	19.0	0.63
Net Interest Income		$120.8			$119.8			$126.3
Interest Rate Spread			2.36%			2.39%			2.78%
Net Interest Margin			2.43%			2.48%			2.96%
Noninterest-Bearing Demand Deposits	5,832.2			5,494.8			4,462.3
Other Liabilities	444.8			509.9			362.3
Shareholders' Equity	1,377.3			1,373.0			1,313.8
Total Liabilities and Shareholders' Equity	$21,150.7			$20,382.6			$18,222.6

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $252,000, $287,000, and $357,000 for the three months ended March 31, 2021,

    December 31, 2020, and March 31, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended March 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$1.6	$(1.1)	$0.5
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	0.6	(1.4)	(0.8)
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	2.0	(2.5)	(0.5)
Loans Held for Sale	0.1	-	0.1
Loans and Leases
Commercial and Industrial	-	0.3	0.3
Commercial Mortgage	0.4	(0.8)	(0.4)
Construction	0.1	(0.1)	-
Commercial Lease Financing	0.1	2.8	2.9
Residential Mortgage	0.5	(1.0)	(0.5)
Home Equity	(0.1)	(0.5)	(0.6)
Automobile	-	(0.3)	(0.3)
Other [2]	(0.5)	(0.1)	(0.6)
Total Loans and Leases	0.5	0.3	0.8
Total Change in Interest Income	2.6	(2.2)	0.4

Change in Interest Expense:
Interest-Bearing Deposits
Savings	-	0.1	0.1
Time	(0.1)	(0.6)	(0.7)
Total Interest-Bearing Deposits	(0.1)	(0.5)	(0.6)
Total Change in Interest Expense	(0.1)	(0.5)	(0.6)

Change in Net Interest Income	$2.7	$(1.7)	$1.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended March 31, 2021
	Compared to March 31, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.4	$(0.9)	$(0.5)
Investment Securities
Available-for-Sale
Taxable	6.4	(7.0)	(0.6)
Non-Taxable	(0.2)	(0.1)	(0.3)
Held-to-Maturity
Taxable	2.0	(7.8)	(5.8)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	8.1	(15.0)	(6.9)
Loans and Leases
Commercial and Industrial	3.9	(2.8)	1.1
Commercial Mortgage	2.6	(6.4)	(3.8)
Construction	0.5	(0.7)	(0.2)
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	2.3	(3.3)	(1.0)
Home Equity	(0.8)	(1.8)	(2.6)
Automobile	(0.2)	(0.1)	(0.3)
Other [2]	(1.7)	(0.3)	(2.0)
Total Loans and Leases	6.6	(15.5)	(8.9)
Total Change in Interest Income	15.1	(31.4)	(16.3)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(0.6)	(0.4)
Savings	0.5	(6.1)	(5.6)
Time	(0.4)	(3.6)	(4.0)
Total Interest-Bearing Deposits	0.3	(10.3)	(10.0)
Short Term Borrowings	(0.1)	-	(0.1)
Securities Sold Under Agreements to Repurchase	0.1	(0.5)	(0.4)
Other Debt	(0.1)	(0.2)	(0.3)
Total Change in Interest Expense	0.2	(11.0)	(10.8)

Change in Net Interest Income	$14.9	$(20.4)	$(5.5)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits			Table 9
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2020	2020
Salaries	$31,569	$33,907	$33,486
Incentive Compensation	5,914	3,084	245
Share-Based Compensation	2,584	2,029	1,291
Commission Expense	2,436	2,164	1,374
Retirement and Other Benefits	5,517	5,212	4,706
Payroll Taxes	3,968	2,292	4,543
Medical, Dental, and Life Insurance	2,424	1,523	4,142
Separation Expense	1,839	(11)	4,676
Total Salaries and Benefits	$56,251	$50,200	$54,463

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2021	2020	2020	2020	2020
Commercial
Commercial and Industrial	$2,013,981	$1,875,293	$1,908,482	$1,956,939	$1,558,232
Commercial Mortgage	2,859,246	2,854,829	2,745,611	2,707,534	2,616,243
Construction	281,164	259,798	250,943	245,099	245,390
Lease Financing	104,980	110,766	111,831	113,187	110,704
Total Commercial	5,259,371	5,100,686	5,016,867	5,022,759	4,530,569
Consumer
Residential Mortgage	4,216,976	4,130,513	4,044,228	3,989,393	3,928,183
Home Equity	1,577,500	1,604,538	1,605,486	1,640,887	1,692,154
Automobile	710,407	708,800	709,937	700,702	716,214
Other [1]	376,449	395,483	417,090	451,629	485,660
Total Consumer	6,881,332	6,839,334	6,776,741	6,782,611	6,822,211
Total Loans and Leases	$12,140,703	$11,940,020	$11,793,608	$11,805,370	$11,352,780

Deposits
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2021	2020	2020	2020	2020
Consumer	$9,746,713	$9,347,725	$8,903,808	$8,766,885	$8,294,464
Commercial	8,241,102	7,302,832	7,159,531	7,295,033	6,358,583
Public and Other	1,568,836	1,561,064	1,675,544	1,361,237	1,402,314
Total Deposits	$19,556,651	$18,211,621	$17,738,883	$17,423,155	$16,055,361

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2021	2020	2020	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$293	$441	$475	$459	$634
Commercial Mortgage	8,503	8,527	8,615	8,672	9,048
Total Commercial	8,796	8,968	9,090	9,131	9,682
Consumer
Residential Mortgage	1,804	3,223	3,543	5,888	4,330
Home Equity	4,951	3,958	3,661	5,176	4,086
Total Consumer	6,755	7,181	7,204	11,064	8,416
Total Non-Accrual Loans and Leases	15,551	16,149	16,294	20,195	18,098
Foreclosed Real Estate	2,332	2,332	2,332	2,506	2,506
Total Non-Performing Assets	$17,883	$18,481	$18,626	$22,701	$20,604

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$9	$-	$-	$-	$-
Total Consumer	9	-	-	-	-
Consumer
Residential Mortgage	$4,069	$5,274	$6,607	$4,937	$3,024
Home Equity	4,906	3,187	2,571	3,519	3,426
Automobile	604	925	156	133	866
Other [1]	828	1,160	258	296	1,205
Total Consumer	10,407	10,546	9,592	8,885	8,521
Total Accruing Loans and Leases Past Due 90 Days or More	$10,416	$10,546	$9,592	$8,885	$8,521
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$74,216	$68,065	$58,650	$59,713	$61,425
Total Loans and Leases	$12,140,703	$11,940,020	$11,793,608	$11,805,370	$11,352,780

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.13%	0.14%	0.14%	0.17%	0.16%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.15%	0.15%	0.16%	0.19%	0.18%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.17%	0.18%	0.18%	0.18%	0.21%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.13%	0.14%	0.14%	0.20%	0.16%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.23%	0.24%	0.24%	0.27%	0.26%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$18,481	$18,626	$22,701	$20,604	$20,117
Additions	2,992	434	938	5,856	1,754
Reductions
Payments	(2,481)	(490)	(3,729)	(2,736)	(315)
Return to Accrual Status	(1,014)	-	(1,035)	(822)	(437)
Sales of Foreclosed Real Estate	-	-	(175)	-	(231)
Charge-offs/Write-downs	(95)	(89)	(74)	(201)	(284)
Total Reductions	(3,590)	(579)	(5,013)	(3,759)	(1,267)
Balance at End of Quarter	$17,883	$18,481	$18,626	$22,701	$20,604

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses			Table 12
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2021	2021	2020
Balance at Beginning of Period	$221,303	$205,813	116,849

CECL Adoption (Day 1) Impact	-	-	(5,072)

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(248)	(177)	(693)
Consumer
Residential Mortgage	(4)	(120)	(20)
Home Equity	(16)	(81)	-
Automobile	(2,109)	(393)	(2,500)
Other [1]	(3,914)	(2,460)	(3,964)
Total Loans and Leases Charged-Off	(6,291)	(3,231)	(7,177)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	112	244	289
Commercial Mortgage	-	-	40
Consumer
Residential Mortgage	955	497	263
Home Equity	533	868	976
Automobile	919	910	1,005
Other [1]	856	968	864
Total Recoveries on Loans and Leases Previously Charged-Off	3,375	3,487	3,437
Net Recovered (Charged-Off) - Loans and Leases	(2,916)	256	(3,740)
Net Charged-Off - Accrued Interest Receivable	(308)	-	-
Provision for Credit Losses:
Loans and Leases	(14,993)	12,500	33,600
Accrued Interest Receivable [2]	-	2,700	-
Unfunded Commitments [3]	693	34	(170)
Balance at End of Period [2]	$203,779	$221,303	$141,467

Components
Allowance for Credit Losses - Loans and Leases	$198,343	216,252	138,150
Allowance for Credit Losses - Accrued Interest Receivable [2]	2,392	2,700	-
Reserve for Unfunded Commitments [3]	3,044	2,351	3,317
Total Reserve for Credit Losses	$203,779	$221,303	$141,467

Average Loans and Leases Outstanding	$11,952,587	$11,835,929	$11,060,707

Ratio of Net Loans and Leases Charged-Off (Recovered) to Average Loans and Leases Outstanding (annualized)	0.10%	(0.01%)	0.14%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding	1.63%	1.81%	1.22%

[1] Comprised of other revolving credit, installment, and lease financing.

[2]  Beginning December 31, 2020, the Company established a reserve on accrued interest receivable related to loans in which interest payment forbearances were granted to borrowers impacted by the COVID-19 pandemic.  The reserve was recorded as a contra-asset against accrued interest receivable with the offset to provision for credit losses.

[3]  The reserve for unfunded commitments is separately recorded in other liabilities in the consolidated statements of condition.  For the three months ended March 31, 2021, the offsetting provision was recorded in provision for credit losses in the consolidated statements of income.  In previous reporting periods, the offsetting provision was recorded in other noninterest expense.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended March 31, 2021
Net Interest Income	$69,762	$47,143	$3,664	$120,569
Provision for Credit Losses	2,866	50	(17,216)	(14,300)
Net Interest Income After Provision for Credit Losses	66,896	47,093	20,880	134,869
Noninterest Income	33,698	7,858	1,414	42,970
Noninterest Expense	(78,181)	(15,677)	(5,007)	(98,865)
Income Before Income Taxes	22,413	39,274	17,287	78,974
Provision for Income Taxes	(5,474)	(9,558)	(3,993)	(19,025)
Net Income	$16,939	$29,716	$13,294	$59,949
Total Assets as of March 31, 2021	$7,556,756	$5,224,386	$9,166,129	$21,947,271

Three Months Ended March 31, 2020 [1]
Net Interest Income	$73,914	$45,237	$6,815	$125,966
Provision for Credit Losses	3,451	290	29,859	33,600
Net Interest Income (Loss) After Provision for Credit Losses	70,463	44,947	(23,044)	92,366
Noninterest Income	32,590	11,735	1,824	46,149
Noninterest Expense	(70,746)	(17,346)	(8,220)	(96,312)
Income (Loss) Before Income Taxes	32,307	39,336	(29,440)	42,203
Provision for Income Taxes	(8,116)	(9,555)	10,210	(7,461)
Net Income (Loss)	$24,191	$29,781	$(19,230)	$34,742
Total Assets as of March 31, 2020 [1]	$7,388,217	$4,728,651	$6,425,365	$18,542,233

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2021	2020	2020	2020	2020
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$99,299	$98,471	$103,189	$107,628	$108,210
Income on Investment Securities
Available-for-Sale	15,837	15,449	14,558	14,576	16,711
Held-to-Maturity	13,300	14,113	15,967	16,723	19,252
Deposits	7	1	3	1	9
Funds Sold	137	115	149	92	546
Other	185	167	151	125	218
Total Interest Income	128,765	128,316	134,017	139,145	144,946
Interest Expense
Deposits	4,329	4,861	5,891	7,954	14,260
Securities Sold Under Agreements to Repurchase	3,533	3,614	3,622	4,020	4,025
Funds Purchased	1	5	-	18	72
Short-Term Borrowings	-	-	1	22	39
Other Debt	333	337	337	440	584
Total Interest Expense	8,196	8,817	9,851	12,454	18,980
Net Interest Income	120,569	119,499	124,166	126,691	125,966
Provision for Credit Losses	(14,300)	15,200	28,600	40,400	33,600
Net Interest Income After Provision for Credit Losses	134,869	104,299	95,566	86,291	92,366
Noninterest Income
Trust and Asset Management	11,278	11,239	10,752	10,550	10,915
Mortgage Banking	5,862	6,851	4,047	4,278	2,695
Service Charges on Deposit Accounts	6,128	6,335	6,027	5,097	7,451
Fees, Exchange, and Other Service Charges	13,607	12,143	12,296	9,417	13,200
Investment Securities Gains (Losses), Net	(1,203)	(1,193)	(1,121)	13,216	(970)
Annuity and Insurance	702	670	881	883	928
Bank-Owned Life Insurance	1,917	2,353	1,806	1,649	1,580
Other	4,679	6,860	7,046	6,178	10,350
Total Noninterest Income	42,970	45,258	41,734	51,268	46,149
Noninterest Expense
Salaries and Benefits	56,251	50,200	51,951	50,715	54,463
Net Occupancy	9,090	14,536	7,281	8,761	8,955
Net Equipment	8,878	9,574	9,223	8,195	8,456
Data Processing	6,322	4,604	4,691	4,416	4,788
Professional Fees	3,406	3,174	2,743	3,061	3,208
FDIC Insurance	1,654	1,484	1,282	1,558	1,456
Other	13,264	15,082	12,778	12,186	14,986
Total Noninterest Expense	98,865	98,654	89,949	88,892	96,312
Income Before Provision for Income Taxes	78,974	50,903	47,351	48,667	42,203
Provision for Income Taxes	19,025	8,589	9,511	9,759	7,461
Net Income	$59,949	$42,314	$37,840	$38,908	$34,742

Basic Earnings Per Share	$1.51	$1.06	$0.95	$0.98	$0.88
Diluted Earnings Per Share	$1.50	$1.06	$0.95	$0.98	$0.87

Balance Sheet Totals
Loans and Leases	$12,140,703	$11,940,020	$11,793,608	$11,805,370	$11,352,780
Total Assets	21,947,271	20,603,651	20,109,489	19,769,942	18,542,233
Total Deposits	19,556,651	18,211,621	17,738,883	17,423,155	16,055,361
Total Shareholders' Equity	1,360,221	1,374,507	1,361,739	1,352,082	1,327,929

Performance Ratios
Return on Average Assets	1.15%	0.83%	0.76%	0.82%	0.77%
Return on Average Shareholders' Equity	17.65	12.26	11.01	11.58	10.64
Efficiency Ratio [1]	60.45	59.88	54.22	49.95	55.96
Net Interest Margin [2]	2.43	2.48	2.67	2.83	2.96

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Two Months Ended		Year Ended
($ in millions; jobs in thousands)	February 28, 2021		December 31, 2020		December 31, 2019
Hawaii Economic Trends
State General Fund Revenues [1]	$1,111.9	(17.6)%	$6,415.1	(12.3)%	$7,316.5	5.5%
General Excise and Use Tax Revenue [1]	$551.1	(18.9)%	$3,038.8	(15.6)%	$3,602.2	5.1%
Jobs [2]	595.3		588.2		659.7

				March 31,	December 31,
(spot rates)				2021	2020	2019
Unemployment [3]
Statewide, seasonally adjusted				9.0%	10.3%	2.1%

Oahu				7.6	9.3	2.0
Island of Hawaii				8.3	10.1	2.5
Maui				12.1	14.3	2.0
Kauai				13.0	13.9	2.1

			March 31,	December 31,
(percentage change, except months of inventory)			2021	2020	2019	2018
Housing Trends (Single Family Oahu) [4]
Median Home Price			17.3%	5.2%	(0.1)%	4.6%
Home Sales Volume (units)			11.9%	2.3%	3.9%	(7.7)%
Months of Inventory			1.3	1.4	2.5	2.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.6		(90.4)
September 30, 2020				18.9		(97.4)
August 31, 2020				22.3		(97.6)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				952.4		5.8
November 30, 2019				809.1		3.9
October 31, 2019				796.2		4.3
September 30, 2019				738.2		3.1
August 31, 2019				926.4		9.6
July 31, 2019				995.2		5.9
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: UHERO
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority